[Exhibit 10.6]



                       Consent of Director


November 1, 2002



Gentlemen:

I hereby consent to the use of my name in the registration of the securities of Link Plus Corp. (Tax ID. # 52-1018174).

Sincerely,



/s/Emmett Paige, Jr.
122 Cross Foxes Drive
Fort Washington, MD  20744